                                   AIM GLOBAL
                                   GROWTH FUND




[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT                 APRIL 30, 1998

                     -------------------------------------

                             AIM GLOBAL GROWTH FUND

                            For shareholders who seek

                          long-term growth of capital.

                         The Fund invests in a portfolio

                           of global equity securities

                                of companies with

                            strong earnings momentum.

                     -------------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o The Fund's average annual total returns, including sales charges, for periods ended 3/31/98 (the most recent calendar quarter-end) are as follows:
    For Class A shares, one year, 24.86%; since inception 9/15/94, 19.73%. For Class B shares, one year, 25.28%; since inception 9/15/94, 20.23%. For C shares, cumulative total return since inception 8/4/97, 9.20%.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Morgan Stanley Capital International World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in any index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter


                    Dear Fellow Shareholder:

                    Last October, equity markets worldwide had just been shaken
  [PHOTO OF         by the currency crisis in Southeast Asia. By the April 30,
 Charles T.         1998, end of this reporting period, most markets had
   Bauer,           recovered nicely, with domestic equities reaching new highs
 Chairman of        and European markets outdoing even the U.S.'s heady pace.
 the Board of       Only Asian markets remained in the doldrums. Bonds have
   THE FUND         turned in a solid performance with generous real returns,
 APPEARS HERE]      though not as spectacular as some had predicted when the
                    Asian crisis first broke.
                        However, by the close of this reporting period, many
                    market participants were uneasy. Some participants fretted about signs of speculative fever, particularly in U.S. stock markets, where equity prices continued to rise despite evidence that earnings growth, especially for larger companies, had slowed considerably. The growth of European markets also exceeded everyone's expectations, and some wondered how long the rise could continue. All were aware that the Asian story was not yet completed, and no one was certain how serious its ultimate impact would be.
    Of course, bull markets do end, and markets became less ebullient shortly after this reporting period closed. For investors, the best course is to remain realistic and ready. A well-diversified portfolio is still one of the most effective tools for coping with shifts in a market's direction because different asset classes and different national markets tend to move independently of one another. Of course, your financial consultant remains your best source of information about how to allocate your investments based on your particular goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Shortly after the close of this reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    In addition to making a more varied group of investments available to our shareholders, this transaction helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue expanding both the scope of our fund offerings and our menu of services for our shareholders.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

EUROPEAN MARKETS AND U.S. BLUE CHIPS
CONTINUE TO DOMINATE WORLD EQUITIES

A roundtable discussion with the Fund management team for AIM Global Growth Fund about the six-month reporting period ended April 30, 1998.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. The Fund posted another impressive period of performance. Total return was 18.81% for Class A shares, 18.49% for Class B shares, and 18.43% for Class C shares for the six-month period ended April 30, 1998. The Fund's performance was right in line with the Morgan Stanley Capital International (MSCI) World Index gain of 18.86% during the reporting period.

Q.  WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE DURING THE PAST SIX MONTHS?

A. The impressive performance by European stocks was the story among international equities during the past six months. European markets continued to rise dramatically as markets there comprised all of the 10 top-performing international markets during the six-month period ended April 30, 1998. Spain led the way with an astounding 54.57% return, followed by Portugal with a 52.89% advance. Furthermore, eight of the Fund's top 10 holdings were European companies. Almost 43% of the Fund's portfolio was invested in European equities at the end of the reporting period.
        In the United States, the stock market was still feeling the effects of the Asian currency crisis during the first three months of the reporting period. Markets were slow to recover from a significant drop in October, just before the reporting period began, as investors were concerned about the impact of the Asian currency devaluations on corporate profits around the globe.
        However, in the U.S. and most other developed countries, the economic fundamentals remained sound. While the economy grew at a brisk pace, inflation and interest rates - two forces that could potentially undermine corporate profits - continued to be low. In this environment, the Dow Jones Industrial Average (DJIA) resumed its upward climb in late January and broke the 9000 point mark in April to set a record.

Q.  IN THIS ENVIRONMENT, HOW DID LARGE-CAP STOCKS FARE?

A. When markets skyrocketed in the second half of the reporting period, large-cap stocks--particularly the stocks of the very largest companies, the so-called Omega caps--led the charge. In the uncertain market environment created by the Asian currency crisis, investors gravitated to the stocks of large, well-known companies such as General Electric Co., IBM, and Procter & Gamble Co., which were represented in the Fund's portfolio. Additionally, foreign investors were attracted to the equities of these large American companies with global reputations. Just over 34% of the Fund was positioned in the United States at the end of the reporting period.

Q.  WHY DID EUROPEAN MARKETS PERFORM SO WELL DURING THE REPORTING PERIOD?

A. The European Economic and Monetary Union, or EMU, is scheduled to begin on January 1, 1999. In order to qualify for the EMU, European nations must adopt strict budgetary guidelines and improve their finances. This process has lowered interest rates and kept inflation--the thief of wealth--at bay. With 11 countries expected to join the EMU next year, this economic restructuring has triggered a bull market unlike any before seen in Europe.

Q.  WERE THERE ANY OTHER FACTORS DRIVING THE EUROPEAN MARKETS?

A. We believe there were four fundamental, long-term themes that fueled this incredible rally in Europe: privatization of state-run companies, increased economic freedoms in Eastern Europe, corporate restructuring, and the growth of investing in European markets.
        Many state-run companies and industries have moved into private hands, such as Telecom Italia S.p.A. and Portugal Telecom, two large holdings in the Fund's portfolio. Additionally, the economic freedoms in Eastern Europe have created a new market of consumers and sparked a wave of entrepreneurial efforts in the former Communist Bloc countries. Once capitalism is planted it can grow very quickly, and we have seen this since the fall of the Berlin Wall.
        The restructuring by "Corporate Europe" has made companies leaner and

================================================================================
MORNINGSTAR RATINGS (CLASS A SHARES)
--------------------------------------------------------------------------------

As of 4/30/98

                AIM GLOBAL         FUNDS IN
PERIOD         GROWTH FUND       INTERNATIONAL
                 RATING            CATEGORY

OVERALL           *****              N/A

3 YEARS           *****              740
================================================================================

*Morningstar proprietary ratings reflect risk-adjusted performance through April 30, 1998. The ratings are subject to change every month. Ratings are calculated from the funds' three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day T-bill returns. If a fund scores in the top 10% of its rating category it earns five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.
================================================================================

                        --------------------------------

                         The impressive performance by

                      European stocks was the story among

                     international equities during the past

                                  six months.

                        --------------------------------

          See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of April 30, 1998, based on total net assets



==============================================================================================================================
          TOP 10 EQUITY HOLDINGS                      TOP 10 COUNTRIES                      TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------------
 1.  Volkswagen A. G. (Germany)           0.95%        1.  United States     34.62%         1.  Banks (Major Regional)    7.71

 2.  Banco Bilbao Vizcaya, S.A. (Spain)   0.75         2.  United Kingdom     9.80          2.  Computer                  5.55
                                                                                                (Software & Services)

 3.  MCI Communications Corp.             0.75         3.  France             8.45          3.  Manufacturing             4.18
                                                                                                (Diversified)

 4.  Nokia Oyj A.B. - Class A (Finland)   0.75         4.  Japan              5.07          4.  Telecommunications        3.72
                                                                                                (Cellular/Wireless)

 5.  Cap Gemini Sogeti S.A. (France)      0.70         5.  Germany            4.42          5.  Telephone                 3.63

 6.  Panamerican Beverages, Inc.-         0.68         6.  Canada             3.68          6.  Services                  3.25
     Class A (Mexico)                                                                           (Commercial & Consumer)

 7.  Vodafone Group PLC (United Kingdom)  0.65         7.  Italy              3.53          7.  Insurance (Multi-Line)    3.12

 8.  Credit Suisse Group (Switzerland)    0.63         8.  Mexico             3.15          8.  Financial (Diversified)   2.35

 9.  Alcatel Alsthom (France)             0.63         9.  Netherlands        2.99          9.  Retail (Food Chains)      2.28

10. Accor S.A. (France)                   0.61        10.  Switzerland        2.76         10.  Automobiles               2.21

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
==============================================================================================================================

    more globally competitive. We have seen immediate results of this restructuring as European earnings growth continued to be strong during the reporting period. Finally, thousands of Europeans have discovered the wonders of investing in equities. As money has flowed into European markets, the markets themselves have become larger and more liquid than ever before.

Q.  HOW WAS THE PORTFOLIO POSITIONED THROUGHOUT THE REST OF THE WORLD?

A. The Fund finished the reporting period with 5.1% of its net assets in Japan, 3.2% in Asia and Australia, and 7% in Latin America. These three regions were decimated by the "Asian Flu" last fall and have been slow to recover. In the first quarter, many of the Asian markets did bounce off their bottoms, some as much as 40%, but keep in mind they were coming off very low levels. What occurred in the last quarter of 1997 was devastating to those fragile emerging markets, and we believe it's going to take quite some time for Asia to fully recover from the economic crisis of last autumn.

Q.  WHY IS THE JAPANESE ECONOMY IN SUCH AN ECONOMIC MALAISE?

A. Although it seems apparent to the rest of the world that real economic reform is needed in Japan, the Japanese government has been extremely reluctant to institute any fiscal stimulus or tax cuts to get their economy out of the economic gutter. Until the government takes some real action to jump-start the economy, there is no real reason to be significantly weighted in Japan. We continue to own recognizable Japanese companies such as Honda Motor Company and Sony Corp., but the Japanese market has significantly underperformed the rest of the world for some time now. The Japanese market was off more than 10% during the reporting period.

Q.  IN WHICH INDUSTRIES WAS THE FUND POSITIONED?

A. The Fund's largest industry position was major regional banks with over 7% of net assets. Although one may not think of banking as a growth industry, we have seen excellent earnings growth in this industry, especially in Europe. Banking positions owned by the Fund included the Royal Bank of Canada, Switzerland's Credit Suisse Group, and France's Societe Generale.
        To no one's surprise during this age of technology, the computer software and services sector commanded over 5% of the Fund's portfolio. The Fund was attracted to such recognizable technology companies as Dell Computer Corp., Compaq Computer Corp., America Online, and Cisco Systems, Inc. Finally, automobile companies comprised over 2% of the portfolio with the German automaker Volkswagen A. G. having the honor of being the Fund's largest single holding at 0.95%.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

A. We are still very positive on the United States and Europe, and very cautious on the Pacific Rim. Conditions worldwide remain very good for equities, although it is unrealistic to expect continued equity returns of 20% or more. Things may continue to worsen in Asia before those markets experience a recovery, so we do not anticipate our Asian weightings to increase any time soon. In Europe, though, we believe there will continue to be faster earnings growth with better valuations than in the United States, because Europe's cash-to-price earnings, price-to-book, price-to-dividend, and P/E ratios all are lower than in the U.S. The economic outlook in Latin America seems positive as well, although the markets there struggled during the six-month reporting period.
        The economic indicators in the U.S. remain positive, and that is good for markets around the world because they often take their lead from the U.S. As long as we continue to see the combination of low inflation and low interest rates around the globe, the short-term outlook for global equities will remain promising.

          See important fund and index disclosures inside front cover.

AIM GLOBAL GROWTH FUND VS. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 9/15/94 to 4/30/98. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International World Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.



===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/98. Including sales charges.


CLASS A SHARES

Inception (9/15/94)       19.69%
  1 year                  24.89

CLASS B SHARES

Inception (9/15/94)       20.18%
  1 year                  25.43

CLASS C SHARES

Inception (8/4/97)    10.62%*

*Total return provided is cumulative total
return that has not been annualized.
===============================================================================

Past performance is no guarantee of comparable future results

===============================================================================
                         A                      B                    MSCI
-------------------------------------------------------------------------------
9/15/94             $10,000.00             $ 9,524.00             $10,000.00
4/30/95             $10,550.00             $10,090.00             $10,749.00
4/30/96             $13,797.00             $13,241.00             $12,759.00
4/30/97             $15,150.00             $14,627.00             $14,079.00
4/30/98             $19,460.00             $19,175.00             $18,166.00
--------------------------------------------------------------------------------

Your Fund's total return include sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of the Fund's Class C shares will differ from that of Class A and B shares due to differing fees and expenses. Source: Towers Data Systems Hypo--Registered Trademark--.

                                                               For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now...So You Can Get Federally Tax-Free Savings
Later
-------------------------------------------------------------------------------

A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS

o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).

o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes,
converting your Traditional IRA to a Roth IRA may make sense for you.
-------------------------------------------------------------------------------

o You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.

o You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.

o Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.

o You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.

o You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

ROTH IRA CALCULATOR & ANALYZER

The Roth IRA Analyzer & Calculator at AIM's Internet Web site
--www.aimfunds.com-- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE

Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.

This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-34.62%

AEROSPACE/DEFENSE-0.41%

Sundstrand Corp.                        30,000   $    2,071,875
---------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.19%

Universal Corp.                         26,000          973,375
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.32%

Federal-Mogul Corp.                     25,000        1,617,187
---------------------------------------------------------------

BANKS (MONEY CENTER)-1.00%

BankAmerica Corp.                       14,200        1,207,000
---------------------------------------------------------------
Chase Manhattan Corp. (The)             11,500        1,593,469
---------------------------------------------------------------
Citicorp                                15,000        2,257,500
---------------------------------------------------------------
                                                      5,057,969
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.06%

CBS Corp.                               50,000        1,781,250
---------------------------------------------------------------
Comcast Corp.-Class A                   50,000        1,790,625
---------------------------------------------------------------
Tele-Communications, Inc.(a)            55,000        1,773,750
---------------------------------------------------------------
                                                      5,345,625
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.65%

Lucent Technologies, Inc.               31,000        2,359,875
---------------------------------------------------------------
Tellabs, Inc.(a)                        13,000          921,375
---------------------------------------------------------------
                                                      3,281,250
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.47%

Compaq Computer Corp.(a)                45,500        1,276,844
---------------------------------------------------------------
Dell Computer Corp.(a)                  30,000        2,422,500
---------------------------------------------------------------
Gateway 2000, Inc.(a)                   40,500        2,376,844
---------------------------------------------------------------
International Business Machines
  Corp.                                 11,500        1,332,563
---------------------------------------------------------------
                                                      7,408,751
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.22%

Cisco Systems, Inc.(a)                  15,000        1,098,750
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.45%

EMC Corp.(a)                            50,000        2,306,250
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-2.65%

America Online, Inc.(a)                 37,000        2,960,000
---------------------------------------------------------------
BMC Software, Inc.(a)                   21,000        1,964,812
---------------------------------------------------------------
Computer Associates
  International, Inc.                   28,500        1,669,031
---------------------------------------------------------------
Computer Sciences Corp.(a)              32,000        1,688,000
---------------------------------------------------------------
Compuware Corp.(a)                      42,000        2,052,750
---------------------------------------------------------------
Concord EFS, Inc.(a)                    28,500          897,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Microsoft Corp.(a)                      24,000   $    2,163,000
---------------------------------------------------------------
                                                     13,395,343
---------------------------------------------------------------

CONSUMER FINANCE-0.59%

FIRSTPLUS Financial Group,
  Inc.(a)                               50,000        2,425,000
---------------------------------------------------------------
SLM Holding Corp.                       13,200          563,475
---------------------------------------------------------------
                                                      2,988,475
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.84%

AmeriSource Health Corp.-Class
  A(a)                                  29,200        1,591,400
---------------------------------------------------------------
Bergen Brunswig Corp.-Class A           35,600        1,615,350
---------------------------------------------------------------
Cardinal Health, Inc.                   10,650        1,025,062
---------------------------------------------------------------
                                                      4,231,812
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.51%

General Electric Co.                    20,000        1,702,500
---------------------------------------------------------------
Symbol Technologies, Inc.               22,500          866,250
---------------------------------------------------------------
                                                      2,568,750
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.27%

Waters Corp.(a)                         25,000        1,337,500
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.67%

Altera Corp.(a)                         40,500        1,640,250
---------------------------------------------------------------
Intel Corp.                             21,800        1,761,713
---------------------------------------------------------------
                                                      3,401,963
---------------------------------------------------------------

ENTERTAINMENT-0.31%

Viacom, Inc.-Class B(a)                 27,100        1,571,800
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.20%

Applied Materials, Inc.(a)              43,000        1,553,375
---------------------------------------------------------------
KLA-Tencor Corp.(a)                     35,000        1,410,938
---------------------------------------------------------------
Lam Research Corp.(a)                   57,000        1,767,000
---------------------------------------------------------------
Teradyne, Inc.(a)                       36,000        1,314,000
---------------------------------------------------------------
                                                      6,045,313
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.51%

American Express Co.                    15,000        1,530,000
---------------------------------------------------------------
Fannie Mae                              27,200        1,628,600
---------------------------------------------------------------
Freddie Mac                             39,000        1,806,187
---------------------------------------------------------------
MBIA, Inc.                               2,400          179,100
---------------------------------------------------------------
MGIC Investment Corp.                    6,700          422,100
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        25,900        2,042,863
---------------------------------------------------------------
                                                      7,608,850
---------------------------------------------------------------

FOODS-0.16%

Keebler Foods Co.(a)                    28,000          798,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HARDWARE & TOOLS-0.33%

Black & Decker Corp. (The)              32,500   $    1,677,812
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.19%

Abbott Laboratories                     19,400        1,418,625
---------------------------------------------------------------
Bristol-Myers Squibb Co.                11,500        1,217,562
---------------------------------------------------------------
Johnson & Johnson                       19,500        1,391,813
---------------------------------------------------------------
Warner-Lambert Co.                      10,500        1,986,469
---------------------------------------------------------------
                                                      6,014,469
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.31%

Watson Pharmaceuticals, Inc.(a)         35,800        1,539,400
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.81%

Merck & Co., Inc.                       16,500        1,988,250
---------------------------------------------------------------
Pfizer Inc.                              4,200          478,013
---------------------------------------------------------------
Schering-Plough Corp.                   20,000        1,602,500
---------------------------------------------------------------
                                                      4,068,763
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.51%

HEALTHSOUTH Corp.(a)                    41,000        1,237,687
---------------------------------------------------------------
Quorum Health Group, Inc.(a)            41,250        1,325,156
---------------------------------------------------------------
                                                      2,562,843
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.85%

Arterial Vascular Engineering,
  Inc.(a)                               53,000        1,874,875
---------------------------------------------------------------
Baxter International Inc.               24,900        1,380,394
---------------------------------------------------------------
Biomet, Inc.                            46,800        1,404,000
---------------------------------------------------------------
Guidant Corp.                           24,000        1,605,000
---------------------------------------------------------------
Medtronic, Inc.                         32,000        1,684,000
---------------------------------------------------------------
Stryker Corp.                           17,600          792,000
---------------------------------------------------------------
Sybron International Corp.(a)           21,400          567,100
---------------------------------------------------------------
                                                      9,307,369
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.23%

Maytag Corp.                            22,200        1,143,300
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.54%

Dial Corp. (The)                        51,000        1,243,125
---------------------------------------------------------------
Procter & Gamble Co. (The)              18,000        1,479,375
---------------------------------------------------------------
                                                      2,722,500
---------------------------------------------------------------

HOUSEWARES-0.20%

Sunbeam Corp.                           40,000        1,005,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.32%

Torchmark Corp.                         36,500        1,626,531
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.01%

Ace, Ltd.                               30,000        1,136,250
---------------------------------------------------------------
Allmerica Financial Corp.               33,000        2,066,625
---------------------------------------------------------------
American International Group,
  Inc.                                   5,250          690,703
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (MULTI-LINE)-(CONTINUED)

Travelers Group, Inc.                   19,500   $    1,193,156
---------------------------------------------------------------
                                                      5,086,734
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.09%

Everest Reinsurance Holdings,
  Inc.                                  11,300          466,125
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.38%

Merrill Lynch & Co., Inc.               22,000        1,930,500
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.43%

Franklin Resources, Inc.                11,800          631,300
---------------------------------------------------------------
T. Rowe Price Associates, Inc.          20,500        1,547,750
---------------------------------------------------------------
                                                      2,179,050
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.55%

Harley-Davidson, Inc.                   47,400        1,706,400
---------------------------------------------------------------
Mattel, Inc.                            27,000        1,034,438
---------------------------------------------------------------
                                                      2,740,838
---------------------------------------------------------------

LODGING-HOTELS-0.08%

Promus Hotel Corp.(a)                    8,700          393,131
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.06%

Thermo Electron Corp.(a)                26,000        1,035,125
---------------------------------------------------------------
Tyco International Ltd.                 16,000          872,000
---------------------------------------------------------------
United Technologies Corp.               19,000        1,870,313
---------------------------------------------------------------
U.S. Industries, Inc.                   57,050        1,547,481
---------------------------------------------------------------
                                                      5,324,919
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.70%

Cooper Cameron Corp.(a)                 23,500        1,561,281
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.         30,000        1,518,750
---------------------------------------------------------------
ENSCO International, Inc.               40,000        1,130,000
---------------------------------------------------------------
Halliburton Co.                         23,000        1,265,000
---------------------------------------------------------------
Santa Fe International Corp.            35,000        1,371,562
---------------------------------------------------------------
Western Atlas Inc.(a)                   22,000        1,738,000
---------------------------------------------------------------
                                                      8,584,593
---------------------------------------------------------------

PERSONAL CARE-0.67%

Avon Products, Inc.                     19,400        1,594,437
---------------------------------------------------------------
Gillette Co. (The)                      15,500        1,789,281
---------------------------------------------------------------
                                                      3,383,718
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.39%

Starwood Hotels & Resorts               38,996        1,957,112
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.35%

Lowe's Companies, Inc.                  25,500        1,783,407
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.28%

Circuit City Stores-Circuit City
  Group                                 35,000        1,421,875
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.65%

Federated Department Stores,
  Inc.(a)                               26,000        1,278,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (DEPARTMENT STORES)-(CONTINUED)

Proffitt's, Inc.(a)                     50,000   $    1,987,500
---------------------------------------------------------------
                                                      3,266,375
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.31%

CVS Corp.                               21,000        1,548,750
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.08%

Albertson's, Inc.                       32,000        1,600,000
---------------------------------------------------------------
Kroger Co.(a)                           50,000        2,093,750
---------------------------------------------------------------
Safeway, Inc.(a)                        46,000        1,759,500
---------------------------------------------------------------
                                                      5,453,250
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.86%

Fred Meyer, Inc.(a)                     34,200        1,534,725
---------------------------------------------------------------
Kmart Corp.(a)                         100,500        1,752,469
---------------------------------------------------------------
Wal-Mart Stores, Inc.                   20,900        1,056,756
---------------------------------------------------------------
                                                      4,343,950
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.66%

Bed Bath & Beyond, Inc.(a)              25,000        1,231,250
---------------------------------------------------------------
Office Depot, Inc.(a)                   64,000        2,120,000
---------------------------------------------------------------
                                                      3,351,250
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.38%

Brylane Inc.(a)                          5,900          346,625
---------------------------------------------------------------
TJX Companies, Inc. (The)               35,000        1,548,750
---------------------------------------------------------------
                                                      1,895,375
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.72%

H&R Block, Inc.                         35,000        1,575,000
---------------------------------------------------------------
Service Corp. International             49,300        2,033,625
---------------------------------------------------------------
                                                      3,608,625
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.54%

Equifax, Inc.                           33,300        1,288,294
---------------------------------------------------------------
Fiserv, Inc.(a)                         21,600        1,412,100
---------------------------------------------------------------
                                                      2,700,394
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.11%

AccuStaff, Inc.(a)                      16,000          574,000
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.07%

AT&T Corp.                              27,000        1,621,687
---------------------------------------------------------------
MCI Communications Corp.                75,000        3,773,438
---------------------------------------------------------------
                                                      5,395,125
---------------------------------------------------------------

TEXTILES (APPAREL)-0.25%

Columbia Sportswear Co.(a)               7,000          148,750
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                 18,000        1,098,000
---------------------------------------------------------------
                                                      1,246,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
WASTE MANAGEMENT-0.23%

Waste Management, Inc.                  34,200   $    1,145,700
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $131,121,288)                           174,558,371
---------------------------------------------------------------

FOREIGN STOCKS & OTHER
  EQUITY INTERESTS-58.28%

ARGENTINA-1.58%

Banco Rio de La Plata S.A.-ADR
  (Banks-Major Regional)(a)             75,000        1,031,250
---------------------------------------------------------------
Perez Companc S.A.-Class B (Oil &
  Gas-Refining & Marketing)            280,140        1,683,886
---------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                           77,000        2,969,313
---------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)        65,600        2,287,800
---------------------------------------------------------------
                                                      7,972,249
---------------------------------------------------------------

AUSTRALIA-0.50%

Australia & New Zealand Banking
  Group Ltd. (Banks-Major
  Regional)                            260,087        1,815,676
---------------------------------------------------------------
Telstra Corp. Ltd. (Telephone)         304,960          716,077
---------------------------------------------------------------
                                                      2,531,753
---------------------------------------------------------------

AUSTRIA-0.28%

OMV A.G. (Oil & Gas-Refining &
  Marketing)                             9,400        1,395,129
---------------------------------------------------------------

BELGIUM-0.93%

Barco N.V.
  (Manufacturing-Diversified)            5,700        1,509,811
---------------------------------------------------------------
COLRUYT S.A. (Retail-Food Chains)        1,100          668,955
---------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)              520        2,486,297
---------------------------------------------------------------
                                                      4,665,063
---------------------------------------------------------------

BRAZIL-1.95%

Companhia Energetica de Minas
  Gerais (Electric Companies)           31,000        1,504,394
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras
  (Oil & Gas-Exploration &
  Production)                            5,416        1,373,231
---------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-ADR
  (Telecommunications-Cellular/Wireless)      26,800      2,659,730
---------------------------------------------------------------
Telecomunicacoes do Rio de
  Janeiro S.A.
  (Telecommunications-Cellular/Wireless)       8,689      1,367,569
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP (Telephone)                8,600        2,925,195
---------------------------------------------------------------
                                                      9,830,119
---------------------------------------------------------------

CANADA-3.68%

Bank of Montreal (Banks-Major
  Regional)                             20,500        1,118,299
---------------------------------------------------------------
BCE Inc.
  (Telecommunications-Cellular/Wireless)      58,300      2,483,107
---------------------------------------------------------------
Bombardier Inc.
  (Aerospace/Defense)                   48,000        1,295,800
---------------------------------------------------------------
Canadian National Railway Co.
  (Railroads)                            8,800          572,550
---------------------------------------------------------------
Geac Computer Corp. Ltd.
  (Services-Computer Systems)(a)        32,000        1,261,111
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)

Imasco Ltd.
  (Manufacturing-Diversified)           32,400   $    1,220,226
---------------------------------------------------------------
Mitel Corp. (Communications
  Equipment)(a)                        125,000        1,774,662
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Financial-Diversified)               35,000        1,719,375
---------------------------------------------------------------
Northern Telecom Ltd.-ADR
  (Communications Equipment)             8,200          499,175
---------------------------------------------------------------
Royal Bank of Canada (Banks-Major
  Regional)    36,500                                 1,930,832
---------------------------------------------------------------
Suncor Energy, Inc. (Oil-International
  Integrated)  56,000                                 2,180,019
---------------------------------------------------------------
Toronto-Dominion Bank
  (Banks-Regional)                      54,500        2,488,967
---------------------------------------------------------------
                                                     18,544,123
---------------------------------------------------------------

CHILE-0.34%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)            30,600          766,913
---------------------------------------------------------------
Quinenco S.A.-ADR
  (Financial-Diversified)               89,600          924,000
---------------------------------------------------------------
                                                      1,690,913
---------------------------------------------------------------

DENMARK-0.43%

Novo Nordisk A/S-Class B (Health
  Care/Drugs-Generic & Other)           13,500        2,190,197
---------------------------------------------------------------

FINLAND-0.75%

Nokia Oyj A.B.-Class A
  (Communications Equipment)            56,000        3,756,973
---------------------------------------------------------------

FRANCE-8.20%

Accor S.A. (Lodging-Hotels)             11,200        3,053,868
---------------------------------------------------------------
Alcatel Alsthom
  (Manufacturing-Diversified)           17,000        3,153,386
---------------------------------------------------------------
AXA UAP (Insurance-Multi-Line)          11,250        1,321,328
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                21,500        1,813,425
---------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computers-Software & Services)       27,000        3,508,069
---------------------------------------------------------------
Compagnie Francaise d'Etudes et
  de Construction Technip (Oil &
  Gas-Refining & Marketing)              6,500          826,152
---------------------------------------------------------------
Danone (Foods)                           5,400        1,275,661
---------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)             13,500        1,772,002
---------------------------------------------------------------
Essilor International S.A.
  (Manufacturing-Specialized)            2,200          889,370
---------------------------------------------------------------
Lafarge S.A. (Engineering &
  Construction)                         23,800        2,248,944
---------------------------------------------------------------
Legrand S.A. (Housewares)                5,300        1,401,930
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)           2,900        2,160,406
---------------------------------------------------------------
Promodes (Retail-Food Chains)            4,800        2,313,359
---------------------------------------------------------------
PSA Peugeot Citreon (Automobiles)        7,000        1,215,771
---------------------------------------------------------------
Renault S.A. (Automobiles)(a)           40,000        1,856,596
---------------------------------------------------------------
Rexel S.A. (Distributors-Food &
  Health)                                2,600        1,044,585
---------------------------------------------------------------
Schneider S.A. (Housewares)             29,500        2,208,451
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FRANCE-(CONTINUED)

Societe BIC S.A.
  (Office Equipment & Supplies)         12,300   $      846,737
---------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                              8,000        1,666,279
---------------------------------------------------------------
Sodexho Alliance S.A.
  (Services-Commercial &
  Consumer)                              4,400          805,923
---------------------------------------------------------------
Suez Lyonnaise des Eaux
  (Manufacturing-Diversified)           14,500        2,460,490
---------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)             13,100        1,558,228
---------------------------------------------------------------
Valeo S.A. (Auto Parts &
  Equipment)                            19,400        1,929,995
---------------------------------------------------------------
                                                     41,330,955
---------------------------------------------------------------

GERMANY-4.42%

Adidas Salomon A.G. (Footwear)          16,350        2,711,178
---------------------------------------------------------------
Allianz A.G.
  (Insurance-Multi-Line)                 4,000        1,230,701
---------------------------------------------------------------
Bayerische Vereinsbank A.G.
  (Banks-Major Regional)                17,000        1,293,406
---------------------------------------------------------------
Continental A.G. (Auto Parts &
  Equipment)                            29,600          841,425
---------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major
  Regional)      36,000                               1,948,386
---------------------------------------------------------------
Henkel KGaA
  (Chemicals-Diversified)                7,500          585,252
---------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)                2,150        1,706,482
---------------------------------------------------------------
Porsche A.G. (Automobiles)                 600        1,501,589
---------------------------------------------------------------
SAP A.G. (Computers-Software &
  Services)                              4,600        2,179,366
---------------------------------------------------------------
SAP A.G. (Computers-Software &
  Services)                              4,600        2,294,744
---------------------------------------------------------------
VEBA A.G.
  (Manufacturing-Diversified)           18,000        1,189,900
---------------------------------------------------------------
Volkswagen A.G. (Automobiles)            6,000        4,778,998
---------------------------------------------------------------
                                                     22,261,427
---------------------------------------------------------------

HONG KONG-1.49%

Cosco Pacific Ltd.
  (Financial-Diversified)            1,294,000          877,033
---------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.
  (Natural Gas)                      1,183,204        1,611,516
---------------------------------------------------------------
HSBC Holdings PLC (Banks-Major
  Regional)                             63,400        1,808,856
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)                 338,000        2,090,137
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer)(a)                         151,800          326,293
---------------------------------------------------------------
Ng Fung Hong Ltd. (Foods)              898,000          811,516
---------------------------------------------------------------
                                                      7,525,351
---------------------------------------------------------------

HUNGARY-0.23%

Gedeon Richter (Health
  Care-Drugs-Major
  Pharmaceuticals)(a)                   11,000        1,171,500
---------------------------------------------------------------

INDONESIA-0.22%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                        71,100        1,093,162
---------------------------------------------------------------

IRELAND-0.91%

Allied Irish Banks PLC
  (Banks-Regional)                     180,000        2,508,449
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
IRELAND-(CONTINUED)

Bank of Ireland (Banks-Major
  Regional)                             75,000   $    1,531,592
---------------------------------------------------------------
Elan Corp. PLC-ADR (Health
  Care/Drugs-Generic & Other)(a)         9,000          559,125
---------------------------------------------------------------
                                                      4,599,166
---------------------------------------------------------------

ITALY-3.53%

Assicurazioni Generali
  (Insurance/Multi-Line)                92,200        2,761,498
---------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)               465,000        2,434,008
---------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining &
  Marketing)                           290,000        1,943,320
---------------------------------------------------------------
Istituto Mobiliare Italiano
  S.p.A. (Banks-Major Regional)        138,000        2,247,997
---------------------------------------------------------------
Pirelli S.p.A. (Electrical
  Equipment)                           862,187        2,847,916
---------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-
  Cellular/Wireless)                   460,000        2,635,323
---------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)      388,888        2,929,805
---------------------------------------------------------------
                                                     17,799,867
---------------------------------------------------------------

JAPAN-5.07%

Advantest Corp.
  (Electronics-Instrumentation)         23,023        1,547,735
---------------------------------------------------------------
Bridgestone Corp. (Auto Parts &
  Equipment)                           101,000        2,303,950
---------------------------------------------------------------
Canon, Inc. (Office Equipment &
  Supplies)                             48,000        1,134,829
---------------------------------------------------------------
Fuji Photo Film Co.(Leisure
  Time-Products)                        30,000        1,067,301
---------------------------------------------------------------
Hitachi Cable, Ltd. (Metal
  Fabricators)                         224,000        1,115,009
---------------------------------------------------------------
Honda Motor Co., Ltd.
  (Automobiles)                         50,000        1,812,826
---------------------------------------------------------------
Ibiden Co., Ltd.
  (Electronics-Component
  Distributors)                         75,000        1,184,002
---------------------------------------------------------------
Minebea Company Ltd.
  (Electronics-Component
  Distributors)                        193,000        2,157,565
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                         46,000        1,348,138
---------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp. (Telephone)                      2,500        2,190,497
---------------------------------------------------------------
Nippon Television Network Corp.
  (Broadcasting-Television, Radio
  & Cable)                               2,050          605,446
---------------------------------------------------------------
NTT Data Corp. (Computer Software
  & Services)                              470        2,030,667
---------------------------------------------------------------
Rohm Co. (Electronics-Component
  Distributors)                         14,000        1,579,877
---------------------------------------------------------------
SMC Corp. (Machinery-Diversified)        6,800          564,997
---------------------------------------------------------------
Sony Corp. (Electronics-Component
  Distributors)                         30,000        2,494,901
---------------------------------------------------------------
TDK Corp. (Electronic Equipment)        31,000        2,449,279
---------------------------------------------------------------
                                                     25,587,019
---------------------------------------------------------------

MEXICO-3.15%

Cifra S.A. de C.V.-Series C
  (Retail-General Merchandise)       1,009,000        1,716,435
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MEXICO-(CONTINUED)

Cifra S.A. de C.V.-Series V
  (Retail-General Merchandise)         117,499   $      205,140
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            145,800        2,478,600
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-Class B
  (Beverages-Alcoholic)                265,450        1,963,864
---------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B (Foods)                 681,200          491,128
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                    67,700        2,775,700
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                            483,400        2,371,869
---------------------------------------------------------------
Panamerican Beverages, Inc.-Class
  A (Beverages-Non-Alcoholic)           86,300        3,441,212
---------------------------------------------------------------
TV Azteca, S.A. de C.V.-ADR
  (Broadcasting-Television, Radio
  & Cable)                              24,200          450,725
---------------------------------------------------------------
                                                     15,894,673
---------------------------------------------------------------

NETHERLANDS-2.99%

CMG PLC
  (Computers-Software & Services)       61,700        2,761,091
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software & Services)       41,000        1,814,464
---------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                  30,600          954,309
---------------------------------------------------------------
Koninklijke Numico N.V. (Foods)         26,000          868,769
---------------------------------------------------------------
Philips Electronics N.V.
  (Household Furniture &
  Appliances)                           29,000        2,555,319
---------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial &
  Consumer)                             25,000        1,227,662
---------------------------------------------------------------
Vendex International N.V.
  (Retail-General Merchandise)          38,000        2,437,899
---------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                    75,500        2,444,285
---------------------------------------------------------------
                                                     15,063,798
---------------------------------------------------------------

NORWAY-0.24%

Petroleum Geo-Services A.S.A.
  (Oil-International
  Integrated)(a)                        18,800        1,220,296
---------------------------------------------------------------

PHILIPPINES-0.18%

Philippine Long Distance
  Telephone Co. (Telephone)             16,460          440,709
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)         17,800          480,600
---------------------------------------------------------------
                                                        921,309
---------------------------------------------------------------

PORTUGAL-1.27%

Banco Comercial Portugues, S.A.
  (Banks-Major Regional)                82,000        2,875,261
---------------------------------------------------------------
Electric de Portugal, S.A.-ADR
  (Electric Companies)(a)               24,200        1,258,400
---------------------------------------------------------------
Portugal Telecom S.A. (Telephone)       42,000        2,257,340
---------------------------------------------------------------
                                                      6,391,001
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SINGAPORE-0.11%

Overseas Union Bank Ltd.
  (Banks-Major Regional)               150,000   $      568,541
---------------------------------------------------------------

SPAIN-2.18%

Banco Bilbao Vizcaya, S.A.
  (Banks-Major Regional)                73,500        3,783,585
---------------------------------------------------------------
Banco Popular Espanol S.A.
  (Banks-Major Regional)                13,000        1,066,973
---------------------------------------------------------------
Endesa S.A. (Electric Companies)       104,200        2,531,451
---------------------------------------------------------------
Iberdrola S.A. (Electric
  Companies)                            60,000          965,200
---------------------------------------------------------------
Telefonica de Espana (Telephone)        62,000        2,589,101
---------------------------------------------------------------
Telefonica de Espana
  (Telephone)-Rights, expiring
  05/30/98(a)                           62,000           48,851
---------------------------------------------------------------
                                                     10,985,161
---------------------------------------------------------------

SWEDEN-0.81%

Forenings Sparbanken A.B.-Class A
  (Banks-Major Regional)                46,000        1,437,871
---------------------------------------------------------------
Hennes & Mauritz A.B.-Class B
  (Retail-Specialty-Apparel)            24,400        1,270,111
---------------------------------------------------------------
Svenska Handelsbanken-Class A
  (Banks-Major Regional)                30,000        1,360,113
---------------------------------------------------------------
                                                      4,068,095
---------------------------------------------------------------

SWITZERLAND-2.76%

Clariant A.G.
  (Chemicals-Specialty)                  1,650        1,775,671
---------------------------------------------------------------
Credit Suisse Group (Banks-Major
  Regional)                             14,500        3,188,513
---------------------------------------------------------------
Holderbank Financiere Glarus
  A.G.-Class B
  (Construction-Cement &
  Aggregates)                            2,400        2,539,615
---------------------------------------------------------------
Nestle S.A. (Foods)                        680        1,318,585
---------------------------------------------------------------
Rieter Holdings Ltd.
  (Machinery-Diversified)                2,200        1,320,850
---------------------------------------------------------------
Schweizerischer Bankverein
  (Banks-Major Regional)                 6,500        2,256,614
---------------------------------------------------------------
Zurich Versicherungs-Gesellschaft
  (Insurance-Multi-Line)                 2,500        1,522,623
---------------------------------------------------------------
                                                     13,922,471
---------------------------------------------------------------

TAIWAN-0.28%

Taiwan Semiconductor
  Manufacturing Co.-ADR
  (Electronics-Semiconductors)(a)       58,500        1,436,906
---------------------------------------------------------------

UNITED KINGDOM-9.80%

Airtours PLC (Services-Commercial
  & Consumer)                          215,700        1,889,471
---------------------------------------------------------------
Bodycote International PLC
  (Chemicals-Specialty)                 71,000        1,422,595
---------------------------------------------------------------
British Aerospace PLC
  (Aerospace/Defense)                   64,000        2,138,659
---------------------------------------------------------------
British Petroleum Co. PLC (Oil &
  Gas-Refining & Marketing)             62,000          979,399
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Cable & Wireless PLC
  (Telecommunications-
  Cellular/Wireless)                   226,000   $    2,589,197
---------------------------------------------------------------
Compass Group PLC
  (Services-Commercial &
  Consumer)                             59,200        1,024,774
---------------------------------------------------------------
EMAP PLC (Publishing)                  102,000        2,076,141
---------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing-Diversified)          316,500        2,620,263
---------------------------------------------------------------
GKN PLC
  (Manufacturing-Diversified)           39,000        1,126,479
---------------------------------------------------------------
Granada Group PLC (Leisure
  Time-Products)                        61,400        1,057,723
---------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                            178,000        3,020,217
---------------------------------------------------------------
Kingfisher PLC (Retail-Department
  Stores)                              165,000        2,996,953
---------------------------------------------------------------
Ladbroke Group PLC (Leisure
  Time-Products)                       382,000        2,100,367
---------------------------------------------------------------
Lloyds TSB Group PLC (Banks-Major
  Regional)                             96,000        1,437,815
---------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                             45,000        2,163,797
---------------------------------------------------------------
Pearson PLC (Specialty Printing)        70,000        1,096,993
---------------------------------------------------------------
Provident Financial PLC (Consumer
  Finance)                             132,579        2,215,166
---------------------------------------------------------------
Railtrack Group PLC (Shipping)         100,789        1,841,623
---------------------------------------------------------------
Rentokil Initial PLC
  (Services-Commercial &
  Consumer)                            240,000        1,546,394
---------------------------------------------------------------
Royal & Sun Alliance Insurance
  Group PLC
  (Insurance-Multi-Line)               230,000        2,569,629
---------------------------------------------------------------
Siebe PLC
  (Electronics-Component/
  Distributors)                         75,000        1,675,845
---------------------------------------------------------------
Smiths Industries PLC
  (Machinery-Diversified)              150,000        2,158,779
---------------------------------------------------------------
Unilever PLC (Foods)                   224,000        2,386,457
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                   300,000        3,286,463
---------------------------------------------------------------
WPP Group PLC
 (Services-Advertising/Marketing)      316,000        2,005,695
---------------------------------------------------------------
                                                     49,426,894
---------------------------------------------------------------
      Total Foreign Stocks & Other Equity
         Interests (Cost $209,690,371)              293,844,111
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCK-0.14%

FINANCIAL (DIVERSIFIED)-0.14%

MGIC Investment Corp.-$3.12 Conv.
  Pfd.
  (Cost $464,814)                        7,000          735,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                   AMOUNT(b)         VALUE
U.S. DOLLAR DENOMINATED FOREIGN BONDS-0.15%

HONG KONG-0.15%

New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer), Conv. Bonds, 5.00%,
  07/15/01(c) (Acquired from
  04/10/97 - 04/11/97; Cost
  $234,938)                       $   200,000     $    201,000
--------------------------------------------------------------
  Conv. Bonds, 5.00%, 07/15/01        580,000          582,900
--------------------------------------------------------------
    Total U.S. Dollar
      Denominated Foreign Bonds
      (Cost $876,955)                                  783,900
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED FOREIGN BONDS &
  NOTES-0.25%

FRANCE-0.25%

AXA-UAP (Insurance-Multi-Line),
  Conv. Sr.
  Deb., 4.50%, 01/01/99
      (Cost $732,700)           FRF 2,835,000        1,251,536
--------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                    AMOUNT           VALUE
REPURCHASE AGREEMENTS-5.59%(d)

Dean Witter Reynolds, Inc.
  5.55%, 05/01/98(e)              $   179,511     $    179,511
--------------------------------------------------------------
Lehman Brothers Inc. 5.30%,
  05/01/98(f)                      28,000,000       28,000,000
--------------------------------------------------------------
Total Repurchase Agreements
  (Cost $28,179,511)                                28,179,511
--------------------------------------------------------------
TOTAL INVESTMENTS-99.03%                           499,352,429
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.97%                                  4,903,416
--------------------------------------------------------------
NET ASSETS-100.00%                                $504,255,845
==============================================================

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Deb.  - Debentures
FRF   - French Francs
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Sr.   - Senior

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Principal in U.S. Dollars unless otherwise indicated.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of this security at 04/30/98 represented 0.04% of the Fund's net assets.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 04/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000 U.S. Government obligations, 0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 04/30/98 of $306,000,308.
(f) Joint repurchase agreement entered into 04/30/98 with a maturing value of $450,066,250. Collateralized by $522,302,000 U.S. Government obligations, 0% to 7.45% due 08/14/98 to 10/08/27 with an aggregate market value at 04/30/98 of $459,005,491.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $371,065,639)                            $499,352,429
-------------------------------------------------------
Foreign currencies, at value (cost
  $3,494,978)                                 3,510,328
-------------------------------------------------------
Receivables for:
  Investments sold                            5,232,008
-------------------------------------------------------
  Capital stock sold                          2,252,580
-------------------------------------------------------
  Dividends and interest                      1,119,844
-------------------------------------------------------
Investment for deferred compensation plan        13,186
-------------------------------------------------------
Other assets                                     25,785
-------------------------------------------------------
         Total assets                       511,506,160
-------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       4,599,003
-------------------------------------------------------
  Capital stock reacquired                    1,727,767
-------------------------------------------------------
  Deferred compensation                          13,186
-------------------------------------------------------
Accrued advisory fees                           347,387
-------------------------------------------------------
Accrued administrative services fees             11,735
-------------------------------------------------------
Accrued directors' fees                           2,243
-------------------------------------------------------
Accrued distribution fees                       319,085
-------------------------------------------------------
Accrued transfer agent fees                      77,260
-------------------------------------------------------
Accrued operating expenses                      152,649
-------------------------------------------------------
         Total liabilities                    7,250,315
-------------------------------------------------------
Net assets applicable to shares
  outstanding                              $504,255,845
=======================================================

NET ASSETS:

Class A                                    $217,916,181
=======================================================
Class B                                    $281,432,014
=======================================================
Class C                                    $  4,907,650
=======================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                11,304,102
=======================================================
Class B:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                14,878,249
=======================================================
Class C:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                   259,527
=======================================================
Class A:

  Net asset value and redemption price
    per share                              $      19.28
=======================================================
  Offering price per share:
    (Net asset value $19.28 / 95.25%)      $      20.24
=======================================================
Class B:

  Net asset value and offering price per
    share                                  $      18.92
=======================================================
Class C:

  Net asset value and offering price per
    share                                  $      18.91
=======================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $168,783 foreign
  withholding tax)                           $ 2,002,141
--------------------------------------------------------
Interest                                         719,736
--------------------------------------------------------
      Total investment income                  2,721,877
--------------------------------------------------------

EXPENSES:

Advisory fees                                  1,844,970
--------------------------------------------------------
Administrative services fees                      40,519
--------------------------------------------------------
Custodian fees                                   176,160
--------------------------------------------------------
Directors' fees                                    5,250
--------------------------------------------------------
Distribution fees -- Class A                     472,471
--------------------------------------------------------
Distribution fees -- Class B                   1,213,414
--------------------------------------------------------
Distribution fees -- Class C                      12,198
--------------------------------------------------------
Transfer agent fees -- Class A                   201,137
--------------------------------------------------------
Transfer agent fees -- Class B                   296,709
--------------------------------------------------------
Transfer agent fees -- Class C                     3,566
--------------------------------------------------------
Other                                            171,458
--------------------------------------------------------
      Total expenses                           4,437,852
--------------------------------------------------------
Less:
      Expenses paid indirectly                    (3,145)
--------------------------------------------------------
      Net expenses                             4,434,707
--------------------------------------------------------
Net investment income (loss)                  (1,712,830)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        9,732,168
--------------------------------------------------------
  Foreign currencies                            (402,967)
--------------------------------------------------------
  Futures contracts                              727,924
--------------------------------------------------------
  Option contracts                               (27,489)
--------------------------------------------------------
                                              10,029,636
--------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                       68,191,263
--------------------------------------------------------
  Foreign currencies                              61,692
--------------------------------------------------------
  Futures contracts                              (51,000)
--------------------------------------------------------
                                              68,201,955
--------------------------------------------------------
    Net gain from investment securities,
      foreign currencies futures and option
      contracts                               78,231,591
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $76,518,761
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1998 AND THE YEAR ENDED OCTOBER 31, 1997 (UNAUDITED)

                                                               APRIL 30,       OCTOBER 31,
                                                                  1998            1997
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $ (1,712,830)   $  (2,013,735)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                    10,029,636       11,895,254
-------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts            68,201,955       37,072,703
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        76,518,761       46,954,222
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                     (4,454,600)               -
-------------------------------------------------------------------------------------------
    Class B                                                     (5,820,423)               -
-------------------------------------------------------------------------------------------
    Class C                                                        (40,919)               -
-------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                      9,625,327       41,376,928
-------------------------------------------------------------------------------------------
    Class B                                                     20,787,870       77,933,131
-------------------------------------------------------------------------------------------
    Class C                                                      3,399,087        1,157,289
-------------------------------------------------------------------------------------------
  Net increase in net assets                                   100,015,103      167,421,570
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          404,240,742      236,819,172
-------------------------------------------------------------------------------------------
  End of period                                               $504,255,845    $ 404,240,742
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $368,732,093    $ 334,919,809
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,727,412)         (14,582)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures and option
    contracts                                                    8,955,126        9,241,432
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   128,296,038       60,094,083
-------------------------------------------------------------------------------------------
                                                              $504,255,845    $ 404,240,742
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Global Growth Fund, AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices on valuation date. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distribu- tions-Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Covered Call Options-The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "market-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put options-The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $40,519 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the six months ended April 30, 1998, AFS was paid $301,921 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1998, the Class A, Class B and Class C shares, paid AIM Distributors $472,471, $1,213,414 and $12,198, respectively as compensation under the Plans.
  AIM Distributors received commissions of $97,142 from the sales of the Class A shares of the Fund during the six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1998. AIM Distributors received commissions of $16,610 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1998, the Fund incurred legal fees of $3,172 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $2,468 and $677, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $3,145 during the six months ended April 30, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  Pursuant to an amendment to the line of credit agreement effective May 1, 1998, the Fund may borrow up to the lessor of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1998 was $169,234,961 and $151,078,972, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $136,377,976
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (8,394,011)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $127,983,965
=========================================================

Cost of investments for tax purposes is $371,368,464.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1998 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ---------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    --------
Beginning of period                     -              -
--------------------------------------------------------
Written                                51       $ 27,335
--------------------------------------------------------
Exercised                             (51)       (27,335)
--------------------------------------------------------
End of period                           0       $      0
========================================================

NOTE 8-PUT OPTIONS PURCHASED

Transactions in put options purchased during the six months ended April 30, 1998 are summarized as follows:

                                  PUT OPTION CONTRACTS
                                ------------------------
                                NUMBER OF     PREMIUMS
                                CONTRACTS       PAID
                                ---------    -----------
Beginning of period                   -                -
--------------------------------------------------------
Purchased                            51      $    27,489
--------------------------------------------------------
Expired                             (51)         (27,489)
--------------------------------------------------------
End of period                         0      $         0
========================================================

NOTE 9-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:

                               APRIL 30,                   OCTOBER 31,
                       --------------------------   -------------------------
                                  1998                        1997
                       --------------------------   -------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT
                       ----------   -------------   ----------   ------------
Sold:

  Class A               6,817,691   $ 120,490,697    6,399,974   $103,567,757
-----------------------------------------------------------------------------
  Class B               1,936,054      33,801,397    6,303,261     98,414,198
-----------------------------------------------------------------------------
  Class C*                228,828       4,057,497       67,094      1,157,289
-----------------------------------------------------------------------------
Issued as reinvestment of
  distributions:
  Class A                 259,539       4,204,528            -              -
-----------------------------------------------------------------------------
  Class B                 340,750       5,428,145            -              -
-----------------------------------------------------------------------------
  Class C*                  2,447          38,984            -              -
-----------------------------------------------------------------------------
Reacquired:
  Class A              (6,520,692)   (115,069,898)  (3,750,438)   (62,190,829)
-----------------------------------------------------------------------------
  Class B              (1,083,167)    (18,441,672)  (1,291,769)   (20,481,067)
-----------------------------------------------------------------------------
  Class C*                (38,842)       (697,394)           -              -
-----------------------------------------------------------------------------
                        1,942,608   $  33,812,284    7,728,122   $120,467,348
=============================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during the six months ended April 30, 1998, each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date operations commenced) through October 31, 1994 and for a share of Class C capital stock outstanding during the six months ended April 30, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                         CLASS A
                                                               -------------------------------------------------------------
                                                                                                OCTOBER 31,
                                                               APRIL 30,       ---------------------------------------------
                                                                 1998            1997        1996         1995        1994
                                                               ---------       --------    ---------    --------    --------
Net asset value, beginning of period                           $  16.65        $  14.20    $   12.32    $  10.23    $  10.00
------------------------------------------------------------   --------        --------    ---------    --------    --------
Income from investment operations:
  Net investment income (loss)                                    (0.04)          (0.04)       (0.01)      (0.02)          -
------------------------------------------------------------   --------        --------    ---------    --------    --------
  Net gains on securities (both realized and unrealized)           3.09            2.49         2.11        2.11        0.23
------------------------------------------------------------   --------        --------    ---------    --------    --------
    Total from investment operations                               3.05            2.45         2.10        2.09        0.23
------------------------------------------------------------   --------        --------    ---------    --------    --------
Less distributions:
  Dividends from net investment income                                -               -            -      (0.004)          -
------------------------------------------------------------   --------        --------    ---------    --------    --------
  Distributions from net realized gains                           (0.42)              -        (0.22)          -           -
------------------------------------------------------------   --------        --------    ---------    --------    --------
    Total distributions                                           (0.42)              -        (0.22)     (0.004)          -
------------------------------------------------------------   --------        --------    ---------    --------    --------
Net asset value, end of period                                 $  19.28        $  16.65    $   14.20    $  12.32    $  10.23
============================================================   ========        ========    =========    ========    ========
Total return(a)                                                   18.81%          17.25%       17.26%      20.48%       2.30%
============================================================   ========        ========    =========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $217,916        $178,917    $ 114,971    $ 23,754    $  3,093
============================================================   ========        ========    =========    ========    ========
Ratio of expenses to average net assets(b)                         1.74%(c)(d)     1.76%        1.93%       2.12%       1.95%(e)
============================================================   ========        ========    =========    ========    ========
Ratio of net investment income (loss) to average net
  assets(f)                                                       (0.49)%(c)      (0.30)%      (0.13)%     (0.28)%      0.10%(e)
============================================================   ========        ========    =========    ========    ========
Portfolio turnover rate                                              36%             96%          82%         79%          6%
============================================================   ========        ========    =========    ========    ========
Average brokerage commission rate paid(g)                      $ 0.0277        $ 0.0239    $  0.0234         N/A         N/A
============================================================   ========        ========    =========    ========    ========

(a) Does not deduct sales charges and are not annualized for periods less than one year.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.94%, 2.98% and 5.67% (annualized) for 1996-1994.

(c) Ratios are annualized and based on average net assets of $190,554,477.

(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same (annualized).

(e) Annualized.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.14)%, (1.14)% and (3.63)% (annualized) for 1996-1994.

(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                              CLASS B
                                     -----------------------------------------------------------------------------------------
                                                                                      OCTOBER 31,
                                        APRIL 30,        ---------------------------------------------------------------------
                                          1998              1997            1996                1995                1994
                                     ---------------     ----------    ---------------     ---------------     ---------------
Net asset value, beginning of
  period                                $  16.39          $  14.05        $  12.26             $ 10.22             $10.00
-----------------------------------     --------          --------        --------             -------             ------
Income from investment operations:
  Net investment income (loss)             (0.09)(a)         (0.11)          (0.05)              (0.04)                 -
-----------------------------------     --------          --------        --------             -------             ------
  Net gains (losses) on securities
    (both realized and unrealized)          3.04              2.45            2.06                2.08               0.22
-----------------------------------     --------          --------        --------             -------             ------
    Total from investment
       operations                           2.95              2.34            2.01                2.04               0.22
-----------------------------------     --------          --------        --------             -------             ------
Less distributions:
  Distributions from net realized
    gains                                  (0.42)                -           (0.22)                  -                  -
-----------------------------------     --------          --------        --------             -------             ------
    Total distributions                    (0.42)                -           (0.22)                  -                  -
-----------------------------------     --------          --------        --------             -------             ------
Net asset value, end of period          $  18.92          $  16.39        $  14.05             $ 12.26             $10.22
===================================     ========          ========        ========             =======             ======
Total return(b)                            18.49%            16.65%          16.60%              19.96%              2.20%
===================================     ========          ========        ========             =======             ======
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $281,432          $224,225        $121,848             $17,157             $1,277
===================================     ========          ========        ========             =======             ======
Ratio of expenses to average net
  assets                                    2.28%(c)(d)       2.29%           2.48%(e)            2.64%(e)           2.51%(e)(f)
===================================     ========          ========        ========             =======             ======
Ratio of net investment income
  (loss) to average net assets             (1.02)%(c)        (0.83)%         (0.69)%(g)          (0.79)%(g)         (0.47)%(f)(g)
===================================     ========          ========        ========             =======             ======
Portfolio turnover rate                       36%               96%             82%                 79%                 6%
===================================     ========          ========        ========             =======             ======
Average brokerage commission rate
  paid(h)                               $ 0.0277          $ 0.0239        $ 0.0234                 N/A                N/A
===================================     ========          ========        ========             =======             ======


                                                 CLASS C
                                     -------------------------------
                                        APRIL 30,        OCTOBER 31,
                                          1998              1997
                                     ---------------     -----------
Net asset value, beginning of
  period                                 $ 16.39           $ 17.39
-----------------------------------      -------           -------
Income from investment operations:
  Net investment income (loss)             (0.09)(a)         (0.03)
-----------------------------------      -------           -------
  Net gains (losses) on securities
    (both realized and unrealized)          3.03             (0.97)
-----------------------------------      -------           -------
    Total from investment
       operations                           2.94             (1.00)
-----------------------------------      -------           -------
Less distributions:
  Distributions from net realized
    gains                                  (0.42)                -
-----------------------------------      -------           -------
    Total distributions                    (0.42)                -
-----------------------------------      -------           -------
Net asset value, end of period           $ 18.91           $ 16.39
===================================      =======           =======
Total return(b)                            18.43%            (5.75)%
===================================      =======           =======
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $ 4,908           $ 1,100
===================================      =======           =======
Ratio of expenses to average net
  assets                                    2.28%(c)(d)       2.29%(f)
===================================      =======           =======
Ratio of net investment income
  (loss) to average net assets             (1.02)%(c)        (0.83)%(f)
===================================      =======           =======
Portfolio turnover rate                       36%               96%
===================================      =======           =======
Average brokerage commission rate
  paid(h)                                $0.0277           $0.0239
===================================      =======           =======

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.

(c) Ratios are annualized and based on average net assets of $244,693,916 and $2,459,925 for Class B and Class C, respectively.

(d) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have been 2.27% (annualized) and 2.27% (annualized) for Class B and Class C, respectively.

(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.49%, 3.38% and 6.20% (annualized) for 1996-1994.

(f)  Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.69)%, (1.54)% and (4.16)% (annualized) for 1996-1994.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                ---------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                                ---------------


                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                                                            Directors & Officers

BOARD OF DIRECTORS                                OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                              11 Greenway Plaza
Chairman                                          Chairman                                      Suite 100
A I M Management Group Inc.                                                                     Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer           11 Greenway Plaza
Chief Executive Officer                                                                         Suite 100
COMSAT Corporation                                Carol F. Relihan                              Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                    TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                         A I M Fund Services, Inc.
                                                                                                P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                                Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                           CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley
President, Mercantile Bankshares                  Vice President                                State Street Bank and Trust Company
                                                                                                225 Franklin Street
Jack Fields                                       Melville B. Cox                               Boston, MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                            COUNSEL TO THE FUND
Formerly Member                                   Jonathan C. Schoolar
of the U.S. House of Representatives              Vice President                                Ballard Spahr
                                                                                                Andrews & Ingersoll, LLP
Carl Frischling                                   Renee A. Bamford                              1735 Market Street
Partner                                           Assistant Secretary                           Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                  P. Michelle Grace                             COUNSEL TO THE DIRECTORS
Robert H. Graham                                  Assistant Secretary
President and Chief Executive Officer                                                           Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                       Jeffrey H. Kupor                              919 Third Avenue
                                                  Assistant Secretary                           New York, NY 10022
John F. Kroeger
Formerly Consultant                               Nancy L. Martin                               DISTRIBUTOR
Wendell & Stockel Associates, Inc.                Assistant Secretary
                                                                                                A I M Distributors, Inc.
Lewis F. Pennock                                  Ofelia M. Mayo                                11 Greenway Plaza
Attorney                                          Assistant Secretary                           Suite 100
                                                                                                Houston, TX 77046
Ian W. Robinson                                   Lisa A. Moss
Consultant; Formerly Executive                    Assistant Secretary
Vice President and
Chief Financial Officer                           Kathleen J. Pflueger
Bell Atlantic Management                          Assistant Secretary
Services, Inc.
                                                  Samuel D. Sirko
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Stephen I. Winer
Limited Partnership                               Assistant Secretary

                                                  Mary J. Benson
                                                  Assistant Treasurer


                                                            THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                            FOR AGGRESSIVE GROWTH

                                                            AIM Aggressive Growth Fund*
                                                            AIM Asian Growth Fund
                                                            AIM Capital Development Fund
                                                            AIM Constellation Fund
                                                            AIM European Development Fund
                                                            AIM Global Aggressive Growth Fund

             [PHOTO OF                                      FOR GROWTH OF CAPITAL
          11 GREENWAY PLAZA
            APPEARS HERE]                                   AIM Advisor International Value Fund
                                                            AIM Blue Chip Fund
                                                            AIM Global Growth Fund
                                                            AIM International Equity Fund
                                                            AIM Select Growth Fund**
                                                            AIM Value Fund
                                                            AIM Weingarten Fund

                                                            FOR GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH

                                                            AIM Advisor Flex Fund
                                                            AIM Advisor Large Cap Value Fund
                                                            AIM Advisor MultiFlex Fund
                                                            AIM Advisor Real Estate Fund
                                                            AIM Balanced Fund
                                                            AIM Charter Fund
                                                            AIM Global Utilities Fund

                                                            FOR HIGH CURRENT INCOME OR CURRENT INCOME

                                                            AIM High Yield Fund
                                                            AIM Global Income Fund
                                                            AIM Income Fund

                                                            FOR CURRENT TAX-FREE INCOME

                                                            AIM High Income Municipal Fund
                                                            AIM Municipal Bond Fund
                                                            AIM Tax-Exempt Bond Fund of Connecticut
                                                            AIM Tax-Free Intermediate Fund

                                                            FOR CURRENT INCOME AND HIGH DEGREE OF SAFETY

                                                            AIM Intermediate Government Fund
                                                            AIM Limited Maturity Treasury Fund
                                                            AIM Money Market Fund
                                                            AIM Tax-Exempt Cash Fund



A I M Management Group Inc. has provided                    * AIM Aggressive Growth Fund was closed to new
leadership in the mutual fund industry since 1976           investors on June 5, 1997. ** On May 1, 1998, AIM
and managed approximately $89 billion in assets             Growth Fund was renamed AIM Select Growth Fund.
for more than 4.4 million shareholders, including           For more complete information about any AIM
individual investors, corporate clients, and                Fund(s), including sales charges and expenses, ask
Financial institutions, as of March 31, 1998. The           your Financial consultant or securities dealer for
AIM Family of Funds--Registered Trademark-- is              a free prospectus(es). Please read the
distributed nationwide, and AIM today ranks among           prospectus(es) carefully before you invest or send
the nation's top 15 mutual fund companies in                money.
assets under management, according to Lipper
Analytical Services, Inc.

                                                                      INVEST WITH DISCIPLINE-SM-


